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                                                                    Exhibit 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS


  We hereby consent to the use in this Registration Statement on Form S-1 of our reports dated September 15, 2000 relating to the financial statements and financial statement schedule of WaveSplitter Technologies, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California
October 4, 2000

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